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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)    April 1, 2002
                                                   ---------------------



                        PACIFICHEALTH LABORATORIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-23495                22-3367588
          --------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


1480 Route 9 North, Suite 204, Woodbridge, New Jersey              07095
-----------------------------------------------------              -----
      (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code    732/636-6141



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Items.

I.       Appointment of New Director

         Effective April 1, 2002, PacificHealth Laboratories, Inc. (the"Company") increased the size of its Board of Directors from five to six and elected Michael E. Cahr as a director of the Company to fill the vacancy thus created. Mr. Cahr is currently President of Saxony Consultants, a company that provides financial and marketing expertise to organizations in the United States and abroad. For the two-year period, February 2000 to March 2002, Mr. Cahr served as President and Chief Executive Officer of Ikadega, Inc., a Northbrook, Illinois server technology company developing products and services for the healthcare, data storage and hospitality fields. He was Chairman of Allscripts, Inc., the leading developer of hand-held devices that provide physicians with real-time access to health, drug and other critical information from September 1997 through March 1999 and President, CEO and Chairman from June 1994 to September 1997. Prior to Allscripts, Mr. Cahr was Venture Group Manager for Allstate Venture Capital where he oversaw investments in technology, healthcare services, biotech and medical services from October, 1987 to June 1994. Mr. Cahr serves as a director of Lifecell Corporation, a Branchburg, New Jersey-based, publicly traded tissue engineering company where he has been a board member since 1991. He is also a director of Metropolitan Health Networks, a West Palm Beach, Florida-based public healthcare network management and pharmacy organization as well as a director of Truswal Systems, an Arlington, Texas-based software engineering firm.

II.      Annual Meeting Date and Stockholder Proposals

         The Company has fixed the date, time, location and record date for the annual meeting of the stockholders of the Company for the 2001 fiscal year. The Company has determined that the annual meeting will be held on Tuesday, June 18, 2002 at 10:00 a.m. (local time) at the Woodbridge Hilton, 120 Wood Avenue South, Iselin, New Jersey, 08830. The Company also established the close of business on May 10, 2002 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. The change in date does not affect the March 27, 2002 deadline for stockholder proposals to be presented at the 2002 Annual Meeting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACIFICHEALTH LABORATORIES, INC.



Dated: April 10, 2002                By: /s/ Robert Portman
                                         -------------------------
                                         Robert Portman, President